GENERAL	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	General:

Caesarstone Ltd., incorporated under the laws of the State of Israel, was founded in 1987.

Caesarstone Ltd. and its subsidiaries (collectively, the "Company" or "Caesarstone") develop, manufacture and market, high quality engineered quartz and other materials sold under the Company's premium Caesarstone brand. The Company's products are sold in over 50 countries through a combination of direct sales in certain markets and indirectly through a network of independent distributors in other markets. The Company's products are primarily used as kitchen countertops in the renovation and remodeling markets and in the new buildings’ construction market. Other applications include vanity tops, wall panels, back splashes, floor tiles, stairs and other interior surfaces that are used in a variety of residential and non-residential applications.

The Company has subsidiaries in Australia, Singapore, Canada, United Kingdom, Sweden, India and the United States which are engaged in the manufacturing, marketing and selling of the Company's products in different geographic areas.

The Company manufactures its quartz products in three manufacturing facilities located in Kibbutz Sdot-Yam in central Israel, Bar-Lev Industrial Park in northern Israel and Richmond-Hill, Georgia in the U.S. which operates under the Company’s subsidiary in the United States, Caesarstone Technologies USA, Inc. Following the acquisition of Lioli (see also b below) the Company also manufactures porcelain in its plant in India.

b.	Acquisition of Lioli Ceramica Pvt Ltd:

On October 5, 2020, the Company completed the acquisition of 55% of the shares of Lioli Ceramica Pvt Ltd ("Lioli"), a producer of porcelain countertop slabs in the total net consideration of $13,574.

The consideration included a contingent consideration arrangement that requires the Company to pay up to approximately $10,000 of additional consideration to Lioli’s minority shareholders subject to reaching certain EBITDA achievement. The fair value of the contingent consideration arrangement at the acquisition date was $1,492. During 2021 the criteria was partially met, and an additional related consideration amount of approximately $1,780 paid during 2021.

As of October 5, 2020, the fair value of the 45% non-controlling interests in Lioli amounted to $7,269. The fair value of the non-controlling interests was valued based on the transaction price and a Put Option criterion that the minority awarded in accordance with the share purchase agreement.

As part of the agreement, the Company granted Lioli’s minority shareholders a put option and Lioli’s minority shareholders granted the Company a call option for its interest, each exercisable any time after April 1, 2024 and before the 20th anniversary of the acquisition date based on a mechanism as set forth in the agreement between the parties.
During March 2022, the Company participated in rights offering in Lioli, and purchased additional 9,870,000 shares in amount of approximately $2.5 million. Following this oferring, the Company holds 60.4% of Lioli's shares on a fully diluted basis.

As of December 31, 2022 and 2021, the Company revaluated minority Put Option, in accordance with ASC 820 "Fair Value Measurements and Disclosures", at level 3, and based on it the non-controling interest fair value in Lioli amounted to $7,903 and to $7,869, respectively.

c.	Acquisition of Omicron Supplies, LLC:

On December 31, 2020, the Company, through its fully owned U.S. subsidiary, completed the acquisition of 100% of the shares of Omicron Supplies, LLC ("Omicron"), a stone supplier in the U.S., for a total net cash consideration of $18,830.

d.	Acquisition of Magrab Naturtsen AB:

On July 6, 2022, the Company completed the acquisition of 100% of the shares of Magrab Naturtsen AB ("Magrab"), a stone supplier in Sweden, for a total net consideration of approximately $3,109.

The consideration included a contingent consideration arrangement that requires the Company to pay up to approximately SEK 10,500 (approximately $1,000) of additional consideration to Magrab’s former shareholder to be paid in the first and second anniversary following the acquisition date. The fair value of the contingent consideration arrangement at the acquisition date was $875. The acquisition agreement included addtional contingent consideration in a form of an earn-out arrangement with Magrab’s former shareholder, that requires the Company to pay up to approximately SEK 4,000 (approximately $380) of additional amounts subject to reaching certain Revenues and EBITDA achievements during two years following the acquisition date. In order to receive the earn-out payments Magrab's former shareholder have to remain as a full-time employee of the Company at the expiry of the earn-out periods, and therefore this earn-out arrangement does not meet the cotingent consideration criteria under ASC805 "Business Combinations”.

The Magrab acquisition was accounted for as a business combination in accordance with ASC 805 "Business Combinations”.

The following table summarizes the purchase price allocation of Magrab Acquisition at the acquisition date:

Components of Purchase Price:

Cash	$2,607
Contingent consideration	875
Less: Cash acquired	373
Net for allocation	3,109

Allocation of Purchase Price:

Net tangible assets (liabilities):
Trade receivables and other current assets, net	524
Property, plant and equipment, net	41
Inventories, net	1,233
ROU assets	446
Trade payables	(523)
Accrued expenses and other liabilities	(378)
Short-term lease liability	(22)
Long-term lease and other non-current liabilities	(424)
Total net tangible assets	897

Identifiable intangible assets:
Customer relationships (1)	1,789
Deferred tax liabilities	(369)
Total identifiable intangible assets acquired	1,420

Goodwill (2)	792

Total purchase price allocation	$3,109

(1)
Customer relationships represent the underlying relationships and agreements with Magrab's customer base. In assessing the value of the Customer Relationships, the Company used an income approach method. The Customer Relationships’ economic useful life is estimated at approximately 8 years, amortized using the straight-line method.

(2)	The goodwill is primarily attributable to expected synergies resulting from the acquisition.

In 2022, the Company recognized $80 of aggregate acquisition-related costs that were expensed in the consolidated statement of income in general and administrative expenses.

Pro forma results of operations related to this acquisition have not been prepared because they are not material to the Company’s consolidated statements of income.

e.	Major suppliers:

In 2022, the Company acquired approximately 69% of its quartz consumption from Turkey, of which approximately 54% was supplied by Mikroman Madencilik San ve TIC.LTD.STI ("Mikroman"), constituting approximately 37% of Company's total quartz, and approximately 24% was supplied by Polat Maden Sanayi ve Ticaret A.Ş. (“Polat”), constituting approximately 16% of Company’s total quartz. If Mikroman or Polat cease supplying the Company with quartz or if the Company's supply of quartz generally from Turkey is adversely impacted, the Company's other suppliers may be unable to meet the Company's quartz requirements. In that case, the Company would need to locate and qualify alternate suppliers, which could take time, increase costs and require adjustments to the appearance of the Company's products. As a result, the Company may experience a delay in manufacturing, which could materially and adversely impact the Company's results of operations.